O’Shaughnessy Market Leaders Value Fund

Class I - OFVIX

Supplement dated January 4, 2022 to
Statement of Additional Information (“SAI”) dated November 28, 2021

Effective December 31, 2021, the first two paragraphs following the section entitled “Investment Adviser” beginning on page B-36 in the SAI is replaced with the following:

O’Shaughnessy Asset Management, LLC, 6 Suburban Avenue, Stamford, Connecticut 06901 acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. O’Shaughnessy Asset Management, LLC is a wholly-owned subsidiary of Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

Please retain this Supplement for future reference.